CUSIP No. 410768 10 5                   13G                  Page 10 of 10 Pages


                                                                    EXHIBIT 99.1
                                                                    ------------



                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Shares of Hanover Compressor Company, dated as of March 11, 2004, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(c) under the Securities Exchange Act of 1934.

Date:    March 11, 2004             GKH LIQUIDATING TRUST,
                                    a Delaware statutory trust,
                                    the successor to GKH Investments, L.P.

                                    By: GKH PARTNERS, L.P.,
                                        a Delaware limited partnership,
                                        the administrative trustee

                                    By: JAKK HOLDING CORP.,
                                        a Nevada corporation,
                                        its general partner

                                    /s/ Melvyn N. Klein
                                    -------------------------------------------
                                    Melvyn N. Klein
                                    President

Date:    March 11, 2004             GKH PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By: JAKK HOLDING CORP.,
                                        a Nevada corporation,
                                        its general partner

                                    /s/ Melvyn N. Klein
                                    -------------------------------------------
                                    Melvyn N. Klein
                                    President